THRIVENT VARIABLE LIFE ACCOUNT I

Supplement to Prospectus dated April 30, 2016

The third sentence of the Electronic Payment Program provision on page 23 is replaced with the following sentence.

However, if the purchase date you have chosen falls on a weekend (or holiday) in any given month, we will treat your order as being received by us on the next Valuation Date.

The date of this supplement is October 20, 2016

Please include this Supplement with your Prospectus

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